UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 28, 2014, Energy Transfer Partners, L.P. (“ETP”) and Susser Holdings Corporation (“Susser”) announced their entry into a definitive merger agreement pursuant to which ETP will acquire Susser for approximately $1.8 billion in cash and ETP common units. Under the terms of the merger agreement, which has been unanimously approved by the boards of directors of both companies, Susser shareholders can elect to receive, for each Susser common share they own, either $80.25 in cash, 1.4506 ETP common units or a combination of $40.125 in cash and 0.7253 ETP common units. The aggregate cash paid and common units issued will be capped so that the cash and common units will each represent approximately 50% of the aggregate consideration. Elections in excess of the cash or common unit limits will be subject to proration.

Additionally, in the press release, ETP announced a joint investor call for the same date at 8:00 a.m., Central Time (9:00 a.m., Eastern Time) to discuss the merger. The dial-in number for the call is (800) 510-0146 in the United States, or +1(617) 614-3449 outside the United States. The participant code is 29204479. ETP and Susser also expect to make a joint investor presentation concerning the merger.

Copies of the press release and the investor presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. Interested parties can also review the investor presentation by visiting ETP’s web site at: http://www.energytransfer.com under “Presentations.”

Energy Transfer Equity, L.P. (“ETE”) is also a party to the merger agreement for certain limited purposes, including an interim covenant restricting ETE’s ability to engage in certain transactions that could materially impede or materially delay the closing of the merger transaction. In addition, in conjunction with the transaction, ETE has agreed to relinquish its rights to $350 million of the incentive distributions from ETP that ETE would otherwise be entitled to receive over the forty consecutive fiscal quarters commencing immediately after the closing of the merger transaction.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is incorporated into this item 8.01.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed business combination transaction between ETP and Susser, ETP plans to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will contain a proxy statement/prospectus to be mailed to the Susser shareholders in connection with the proposed transaction. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT ETP, SUSSER, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by ETP and Susser through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETP or Susser at the following:

Energy Transfer Partners, L.P.	Susser Holdings Corporation
3738 Oak Lawn Ave.	4545 Ayers Street
Dallas, TX 75219	Corpus Christi, TX 78415
Attention: Investor Relations	Attention: Investor Relations
Phone: (214) 981-0795	Phone: (361) 693-3743
Email: InvestorRelations@energytransfer.com	Email: msullivan@susser.com

PARTICIPANTS IN THE SOLICITATION

ETE, ETP and Susser, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding directors and executive officers of ETE’s general partner is contained in ETE’s Form 10-K for the year ended December 31, 2013, which has been filed with the SEC. Information regarding directors and executive officers of ETP’s general partner is contained in ETP’s Form 10-K for the year ended December 31, 2013, which has been filed with the SEC. Information regarding Susser’s directors and executive officers is contained in Susser’s definitive proxy statement dated April 14, 2014, which is filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between ETP and Susser, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about ETP, ETE, Susser Petroleum Partners LP (“SUSP”) or Susser managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, Susser shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability of ETP to successfully integrate Susser’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the timing and success of business development efforts; terrorism; and the other factors described in the Annual Reports on Form 10-K for the year ended December 31, 2013 filed with the SEC by ETP, ETE, SUSP and Susser. ETP, ETE, SUSP and Susser undertake no obligation to update or revise any forward-looking statement to reflect new information.

Item 9.01	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

99.1	Press Release dated April 28, 2014 (incorporated by reference to Exhibit 99.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 28, 2014).

99.2	Investor Presentation dated April 28, 2014 (incorporated by reference to Exhibit 99.2 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 28, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

	By:	LE GP, LLC,
its general partner
Date: April 28, 2014

/s/ John W. McReynolds
John W. McReynolds
President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 28, 2014 (incorporated by reference to Exhibit 99.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 28, 2014).

99.2	Investor Presentation dated April 28, 2014 (incorporated by reference to Exhibit 99.2 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on April 28, 2014).